THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of December 20, 2010 (this "Amendment"), is entered into among MATSON NAVIGATION COMPANY, INC. (the "Borrower"), the Lenders party hereto and FIRST HAWAIIAN BANK, as Agent (in such capacity, the "Agent").  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS

A.           The Borrower, the Lenders and the Agent entered into that certain Credit Agreement dated as of December 28, 2006 (as amended and modified from time to time, the "Credit Agreement").

B.           The parties hereto have agreed to amend the Credit Agreement as provided herein.

C.           In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.           Amendments.

(a)           Section 1.01.  The definition of "Applicable Rate" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Applicable Rate" means with respect to the Facility Fee, the Eurodollar Rate, the Base Rate and the Letter of Credit Fee, from time to time, the following percentages per annum, based upon the Debt Rating as set forth below:

(a)           At all times on or prior to December 28, 2011:

Pricing Level	Debt Ratings S&P/Moody's	Facility Fee	Base Rate	Eurodollar Rate	Letter of Credit Fee
1	A-/A3 or better	0.075%	0.00%	0.225%	0.225%
2	BBB+/Baa1	0.100%	0.00%	0.275%	0.275%
3	BBB/Baa2	0.125%	0.00%	0.375%	0.375%
4	BBB-/Baa3 or worse	0.150%	0.00%	0.475%	0.475%

(b)           At all times after December 28, 2011:

Pricing Level	Debt Ratings S&P/Moody's	Facility Fee	Base Rate	Eurodollar Rate	Letter of Credit Fee
1	A-/A3 or better	0.15%	0.25%	1.25%	1.25%
2	BBB+/Baa1	0.20%	0.50%	1.50%	1.50%
3	BBB/Baa2	0.25%	0.75%	1.75%	1.75%
4	BBB-/Baa3 or worse	0.30%	1.00%	2.00%	2.00%

In each case, (i) if the Borrower maintains more than one Debt Rating and (x) the respective Debt Ratings differ by one level, then the Pricing Level for the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level 1 being the highest and the Debt Rating for Pricing Level 4 being the lowest); and (y) if there is a split in Debt Ratings of more than one level, then the Pricing Level that is one level lower than the Pricing Level of the higher Debt Rating shall apply; and (ii) if the Borrower does not have any Debt Rating, Pricing Level 4 shall apply.

Each change in the Applicable Rate resulting from a publicly announced change in a Debt Rating shall be effective upon the public announcement thereof and shall apply throughout the period ending on the date immediately preceding the effective date of the next such change, if any.

(b)           Section 1.01.  The definition of "Maturity Date" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Maturity Date" means December 28, 2012.  If such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

(c)           Section 2.02(a).  The fourth sentence of Section 2.02(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

Each Borrowing of, conversion to or continuation of Eurodollar Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof.

(d)           Section 2.08(a).  Clause (ii) in Section 2.08(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and

2.           Effectiveness; Conditions Precedent.  This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)           Receipt by the Agent of this Amendment duly executed by the Borrower, the Required Lenders and each Lender extending its Commitment;

(b)           Receipt by the Agent of a certificate of a Responsible Officer of the Borrower, in form and substance satisfactory to the Agent attaching a certified copy of resolutions of the Borrower approving and adopting this Amendment and authorizing the execution and delivery of this Amendment;

(c)           Receipt by the Agent of a favorable opinion of legal counsel to the Borrower, addressed to the Agent and each Lender, dated as of the date hereof, and in form and substance reasonably satisfactory to the Agent;

(d)           Receipt by the Agent of evidence that the Commitment Reallocation provisions in Section 2.14 of the Credit Agreement have been terminated; and

(e)           Payment to each Lender executing this Amendment on or prior to December 20, 2010 of an amendment fee equal to 0.25% of such Lender's Commitment.

3.           Ratification of Credit Agreement.  The Borrower acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents.

4.           Authority/Enforceability.  The Borrower represents and warrants as follows:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)           This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms.

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, or, if such consent is required, it has been obtained.

(d)           The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries' Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.

5.           Representations and Warranties of the Borrower.  The Borrower represents and warrants to the Lenders that after giving effect to this Amendment (a) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof, and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

6.           Counterparts/Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Amendment by telecopy or pdf shall be effective as an original.

7.           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[remainder of page intentionally left blank]

CHAR1\1193419v3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:                                                      MATSON NAVIGATION COMPANY, INC.,
a Hawaii corporation

By:  /s/ Matthew J. Cox
Name:  Matthew J. Cox
Title:  President

By:  /s/ Paul K. Ito
Name:  Paul K. Ito
Title:  Treasurer

CHAR1\1193419v3

ADMINISTRATIVE
AGENT:                                           FIRST HAWAIIAN BANK,
as Agent

By:  /s/ Jeffrey N. Higashi
Name:  Jeffrey N. Higashi
Title:  Senior Vice President

LENDERS:                                           FIRST HAWAIIAN BANK,
as Lender and Swing Line Lender

By:  /s/ Jeffrey N. Higashi
Name:  Jeffrey N. Higashi
Title:  Senior Vice President

BANK OF AMERICA, N.A.,
as Lender

By:  /s/ Gordon H. Gray
Name:  Gordon H. Gray
Title:  Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By:  /s/ Sid Khanolkar
Name:  Sid Khanolkar
Title:  Vice President

BNP PARIBAS,
as Lender

By:  /s/ Todd Rodgers
Name:  Todd Rodgers
Title:  Director

By:  /s/ Mary-Ann Wong
Name:  Mary-Ann Wong
Title:  Vice President

AMERICAN SAVINGS BANK, F.S.B,
as Lender

By:  /s/ Larry Ishii
Name:  Larry Ishii
Title:  Vice President

BANK OF HAWAII,
as Lender

By:  /s/ Marc Adelberger
Name:  Marc Adelberger
Title:  Vice President

CHAR1\1193419v3